LOAN MODIFICATION AGREEMENT

This Loan Modification agreement is entered into as of August 15, 1995, by and between Conductus, Inc. (the "Borrower") whose address is 969 West Maude Avenue, Sunnyvale, CA 94086, and Silicon Valley Bank (the "Lender") whose address is 3000 Lakeside Drive, Santa Clara, CA 95054.

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Promissory Note, dated August 15, 1994, in the original principal amount of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) (The "Term Note") and a Promissory Note, dated August 15, 1994, in the original principal amount of One Million and 00/100 Dollars ($1,000,000.00)(the "Line"). The Term Note and the Line shall be referred to herein as the Notes. The Notes, together with other promissory notes from Borrower to Lender, are governed by the terms of a Business Loan Agreement, dated August 15, 1994, between Borrower and Lender, as such agreement may be amended from time to time (the "Loan Agreement").

Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Indebtedness".

2. DESCRIPTION OF COLLATERAL AND GUARANTIES: Repayment of the Indebtedness is secured by a Commercial Security Agreement, dated August 15, 1994 (the "Security Agreement"). In addition to the foregoing, Borrower has agreed not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower's intellectual property.

Hereinafter, the above-described security documents, together with all other documents securing payment of the Notes (and other notes executed by Borrower in favor of Lender) shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

3.   DESCRIPTION OF CHANGE IN TERMS.

     A.    Modification(s) to Line.

           1. Payable in one payment of all outstanding principal plus all accrued unpaid interest on August 14, 1996. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning September 14, 1995 and all subsequent interest payments will be due on the same day of each month thereafter.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE. Borrower shall pay Lender a fee in the amount of Three Thousand Three Hundred Thirty Three and 00/100 Dollars (3,333.00)(The "Loan Fee") plus all out-of-pocket expenses.

6. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this Paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon payment of Loan Fee.

     This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                              LENDER:

CONDUCTUS, INC.                         SILICON VALLEY BANK


By:     /s/ William J. Tamblyn          By:    /s/ Simon James
Name:   William J. Tamblyn              Name:  Simon James
Title:  Vice President/CFO              Title: Vice President

[Logo of Silicon Valley Bank]

              PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:     CONDUCTUS, INC.

LOAN OFFICER: SIMON JAMES

DATE:         AUGUST 15, 1995

                   Loan Fee            $3,333.00
                                       ______________
                          Total        $3,333.00


Please indicate the method of payment:

     { } A check for the total amount is attached.

     {x} Debit DDA #03516792-70 for the total amount.

     { } Loan Proceeds


/s/ William J. Tamblyn   6/21/95
________________________________
Authorized Signer         (Date)



________________________________
Silicon Valley Bank       (Date)
Account Officer's Signature

[Logo of Silicon Valley Bank]


               PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:      CONDUCTUS, INC.

LOAN OFFICER:  SIMON JAMES

DATE:          JUNE 20, 1995

                     Loan Fee              $3,750.00

                                           ____________
                            Total          $3,750.00

Please indicate the method of payment:

      { } A check for the total amount is attached.

      {x} Debit DDA #03516792-70 for the total amount.

      { } Loan Proceeds



/s/ William J. Tamblyn     6/21/95
__________________________________
Authorized Signer           (Date)




__________________________________
Silicon Valley Bank         (Date)
Account Officer's Signature

                           LOAN MODIFICATION AGREEMENT

     This Loan Modification Agreement is entered into as of June 10, 1996, by and between Conductus, Inc. (the "Borrower") whose address is 969 West Maude Avenue, Sunnyvale, CA 94086, and Silicon Valley Bank (the "Lender") whose address is 3003 Tasman Drive, Santa Clara, CA 95054.

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a Promissory Note, dated August 15, 1994, in the original principal amount of One Million and 00/100 Dollars ($1,000,000.00) (the "Line"), a Promissory Note, dated August 15, 1994, in the original principal amount of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) (the "Term Note 1") and a Promissory Note dated March 1, 1996, in the original principal amount of One Million and 00/100 Dollars ($1,000,000.00) (the "Term Note 2"). The Line has been modified pursuant to Loan Modification Agreements dated August 15, 1995 and March 1, 1996 pursuant to which, among other things, the principal amount of the Line was increased to Two Million and 00/100 Dollars ($2,000,000.00). The Term Note 1 has been modified pursuant to Loan Modification Agreements dated June 20, 1995, pursuant to which, among other things, the principal amount of the Term Note was increased to Two Million and 00/100 Dollars ($2,000,000.00) and further modified by that certain Loan Modification Agreement dated March 1, 1996. The Term Note 1, the Term Note 2 and the Line shall be referred to herein as the "Notes". The Notes, together with other promissory notes from Borrower to Lender, are governed by the terms of a Business Loan Agreement, dated August 15, 1994, between Borrower and Lender, as such agreement may be amended from time to time (the "Loan Agreement"). Defined terms used but not defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Lender shall be referred to as the "Indebtedness".

2. DESCRIPTION OF COLLATERAL AND GUARANTIES: Repayment of the Indebtedness is secured by a Commercial Security Agreement, dated August 15, 1994 (the "Security Agreement"). In addition to the foregoing, Borrower has agreed not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower's intellectual property.

Hereinafter, the above-described security documents, together with all other documents securing payment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.  DESCRIPTION OF CHANGE IN TERMS.

    A.  WAIVER OF DEFAULT

        Lender hereby waives Borrower's existing default under the Loan Agreement by virtue of Borrower's failure to comply with the maximum loss covenant as of the quarter ended March 31, 1996. Lender's waiver of Borrower's compliance with this covenant shall apply only to the foregoing period. Accordingly, for the quarter ending June 30, 1996, Borrower shall be in compliance with this covenant as amended pursuant to this Loan Modification Agreement.

        Lender's agreement to waive the above-described default (1) in no way shall be deemed an agreement by the Lender to waive Borrower's compliance with the above-described covenant as of all other dates and (2) shall not limit or impair the Lender's right to demand strict performance of this covenant as of all other dates and (3) shall not limit or impair the Lender's right to demand strict performance of all other covenants as of any date.

    B.  MODIFICATION(S) TO LINE.

        1. Effective as of this date, the interest rate to be applied to the unpaid principal balance of the Line is hereby increased to one and one-half percentage points (1.500) over the Lender's current Index (as defined therein). Notwithstanding the foregoing, in the event Borrower has not raised additional equity of at least $5,000,000.00 on or prior to June 28, 1996, the interest rate shall further increase to two percentage points (2.000) over the Lender's then current Index. At such time as Borrower has received the above-described additional equity, the interest rate shall be decreased to one-half of one percentage point (0.500) over the Lender's then current Index. The effective date of such interest rate change shall be the first day of the month following Lender's receipt of Borrower's financial statements showing such above-described criteria has been met.

    C.  MODIFICATION(S) TO LOAN AGREEMENT

        1. The paragraph entitled "Financial Covenants" is hereby amended, in its entirety, to read as follows:

            Borrower shall maintain, on a monthly basis, a minimum quick ratio of 0.85 to 1.00; a minimum tangible net worth of $3,000,000.00; and a maximum total debt minus subordinated debt to tangible net worth plus subordinated debt ratio of
            2.00 to 1.00. Furthermore, Borrower may incur losses, provided, such losses shall not exceed $1,400,000.00 for the quarter ending June 30, 1996 and $1,000,000.00 for the quarter ending September 30, 1996. Additionally, Borrower shall maintain, on a quarterly basis, a minimum liquidity ratio of 1.50 to 1.00.

            Notwithstanding the foregoing, if the liquidity ratio falls below 1.50 to 1.00, it shall not be deemed an Event of Default, provided that Borrower pledges to Lender cash in an amount equal to fifty percent (50%) of the outstanding principal amount of the Term Notes. Furthermore, beginning as of the period ending June 28, 1996, if the liquidity covenant ratio falls below 1.25 to 1.00, it shall not be deemed an Event of Default, provided that Borrower pledges to Lender cash in an amount equal to one hundred percent (100%) of the outstanding principal amount of the Term Notes. Borrower shall grant to Lender a security interest in such cash deposit, which cash deposit shall be held in an account with Lender.

        2. Until such time as Borrower has raised a minimum of $5,000,000.00 in additional equity, Borrower shall comply with the following revised "Borrowing Base Formula":

            Funds shall be advanced under the Line according to a borrowing base formula, as determined by Lender, defined as follows: The lesser of (i) $2,000,000.00 minus the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) or (ii) eighty percent (80%) of eligible accounts receivable minus the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit). Eligible accounts receivable shall include, but not be limited to, those accounts outstanding less than 90 days from the date of invoice, excluding foreign, contra, and intercompany accounts; and excluding accounts wherein 50% or more of the account is outstanding more than 90 days from the date of invoice. Foreign accounts may be eligible if approved by Lender on a case by case basis. Also excluded are any credit balances which are aged past 90 days. Also ineligible are any accounts which Lender in its sole judgment excludes for valid credit reasons.

            Notwithstanding the foregoing, at such time as Borrower raises at least $5,000,000.00 in additional equity the borrowing formula will revert to the currently existing formula as described in the Loan Modification Agreement dated March 1, 1996.

        3. If Borrower has not raised at least $5,000,000.00 in additional equity by June 28, 1996, Borrower agrees to issue to Lender a Warrant to purchase 5,000 additional shares of Borrower's Common Stock with an exercise price to be determined on June 28, 1996. The Warrant shall be subject to net exercise provisions, and registration rights. The Warrant shall be on Lender's standard form and shall be for a term of 5 years.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. PAYMENT OF LOAN FEE. Borrower shall pay Lender a fee in the amount of Five Thousand and 00/100 Dollars ($5,000.00) (the "Loan Fee") plus all out-of-pocket expenses.

6. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of this date, it has no defense against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing
Loan Documents remain unchanged and in full force and effect. Lender's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon payment of the Loan Fee.

    This Loan Modification Agreement is executed as of the date first written above.


BORROWER:                              LENDER:


CONDUCTUS, INC.                        SILICON VALLEY BANK


By:                                    By:
       ---------------------------            --------------------------------

Name:                                  Name:
       ---------------------------            --------------------------------

Title:                                 Title:
       ---------------------------            --------------------------------

                             SILICON VALLEY BANK

                      PRO FORMA INVOICE FOR LOAN CHARGES


BORROWER:            CONDUCTUS, INC.

LOAN OFFICER:        Simon James

DATE:                June 10, 1996

                     Documentation Fee          $5,000.00

                     FEES DUE                   $5,000.00
                     --------                   ---------
                                                ---------

Please indicate the method of payment:

    ( )  A check for the total amount is attached.

    ( )  Debit DDA# ____________________ for the total amount.

    ( )  Loan proceeds


- -----------------------------------------
Authorized Signer                  (Date)



- -----------------------------------------
Silicon Valley Bank                (Date)
Account Officer's Signature